Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Michael J. Salvino, Chairman, President and Chief Executive Officer of DXC Technology Company (the "Company"), hereby certify that, to my knowledge:

(1)The Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 18, 2023	/s/ Michael J. Salvino
Michael J. Salvino Chairman, President and Chief Executive Officer